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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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      Date of report (Date of earliest event reported): September 26, 2001


                               PURINA MILLS, INC.
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               (Exact name of registrant as specified in charter)


                    Delaware                             33-66606                         76-0407288
  ----------------------------------------------   ---------------------      --------------------------------
  (State or other jurisdiction of incorporation)   (Commission File No.)      (IRS Employer Identification No.)




            1401 South Hanley Road, Saint Louis, Missouri        63144
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               (Address of Principal Executive Offices)       (Zip Code)


       Registrant's telephone number, including area code: (314) 768-4100
                                                           --------------





                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 5. OTHER EVENTS

         On September 26, 2001, Purina Mills, Inc. announced a delay in the closing of the proposed Land O'Lakes acquisition due to recent tragic events in New York and the associated uncertainty in the financial and credit markets. Purina Mills and Land O'Lakes now contemplate that the transaction will close during the month of October.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.

         99.1     Press Release of Purina Mills, Inc. dated September 26, 2001.


















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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              PURINA MILLS, INC.


                              By:       /s/ Darrell D. Swank
                                     ------------------------------------------
                                     Name:     Darrell D. Swank
                                     Title:    Executive Vice President and
                                               Chief Financial Officer


Dated:  September 26, 2001


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                                  EXHIBIT INDEX



         Exhibit No.                                Description
         -----------                                -----------


         99.1     Press Release of Purina Mills, Inc. dated September 26, 2001.